UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2007

ACCELLENT INC.
(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road
Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 30, 2007, Stewart A. Fisher notified Accellent Inc. (the “Company”) that he is resigning from his position as Chief Financial Officer, Executive Vice President, Treasurer, Secretary and as a member of the Board of Directors of the Company (the “Board”) to join KRG Capital Partners, LLC, effective June 15, 2007.

A comprehensive external and internal search will be conducted to identify the Company’s next Chief Financial Officer.

(c) Alan Bortnick, age 45, the Vice President of Finance for two of the Company’s operating divisions, has been appointed by the Board, effective June 15, 2007, to assume Mr. Fisher’s previous responsibilities with the exception of information technology during the interim period.  Mr. Bortnick has been a Vice President of Finance for the Company since November 2004.  Prior to joining the Company, Mr. Bortnick served from 2002 to 2004 as the Vice President of Finance for Harte-Hanks Communications, Inc., a global provider of direct marketing services.  From 2001 to 2002, Mr. Bortnick served as the Controller to the Americas for Manufacturing Services, Ltd., an electronics manufacturing services provider.  Mr. Bortnick holds a B.S. degree in accounting from Bryant University, and an M.B.A from Framingham State College.

The Board appointed Tim Mathews, age 43, as the Chief Accounting Officer, effective June 15, 2007.   Mr. Mathews has been the Company’s Corporate Controller since October 2004.  Prior to joining the Company, Mr. Mathews served from 2003 to 2004 as the Director of Accounting for Enterasys Networks, Inc., a developer and provider of computer network solutions.  From 2001 to 2003, Mr. Mathews served as the Corporate Controller for Avici Systems, Inc., a developer and provider of telecommunications equipment.  Mr. Mathews holds a B.S. degree in accounting and an M.S. in taxation from Bentley College.  Mr. Mathews is a certified public accountant.

A copy of the Company’s press release announcing Mr. Fisher’s resignation, Mr. Bortnick’s expanded management role and Mr. Mathews’ appointment as Chief Accounting Officer is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release, dated June 5, 2007, announcing Mr. Fisher’s resignation, Mr. Bortnick’s expanded management role and Mr. Mathews’ appointment as Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2007	ACCELLENT INC.

	By:	/s/ Kenneth W. Freeman
Name: Kenneth W. Freeman
Title: Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated June 5, 2007, announcing Mr. Fisher’s resignation, Mr. Bortnick’s expanded management role and Mr. Mathews’ appointment as Chief Accounting Officer.